UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2013

_________________________________

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

__________________________________

Maryland	1-12928	38-3148187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

31850 Northwestern Highway

Farmington Hills, Michigan 48334

(Address of principal executive offices)

Registrant's telephone number, including area code: (248) 737-4190

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 22, 2013, the Audit Committee of Agree Realty Corporation (the “Company”) dismissed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as independent registered public accounting firm for the Company. Baker Tilly had served as the Company’s independent auditor since July 26, 2006.

On March 27, 2013, Grant Thornton LLP was engaged by the Audit Committee to serve as the independent registered public accounting firm for 2013.  During the Company’s two most recent fiscal years and the subsequent interim period preceding the engagement of Grant Thornton LLP, neither the Company nor anyone acting on its behalf consulted Grant Thornton LLP regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

The Company filed its annual report on Form 10-K for the year ended December 31, 2012 with the Securities and Exchange Commission (“SEC”) on March 8, 2013.  Effective upon such filing, Baker Tilly completed its audit of the Company’s consolidated financial statements for the year ended December 31, 2012. The reports of Baker Tilly for the years ended December 31, 2011 and December 31, 2012 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and Baker Tilly on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference thereto in connection with its reports during the Company’s two most recent fiscal years and the subsequent period preceding the dismissal of Baker Tilly. Additionally, during the Company’s two most recent fiscal years and the subsequent interim period preceding the dismissal of Baker Tilly, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Baker Tilly with a copy of this Form 8-K prior to its filing with the SEC and requested Baker Tilly to furnish a letter addressed to the SEC stating whether or not it agrees with the statements made about such firm in this Form 8-K. A copy of such a letter from Baker Tilly has been filed as Exhibit 16 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter re Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Dated: March 27, 2013	BY:	/s/ Alan D. Maximiuk
Alan D. Maximiuk
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter re Change in Certifying Accountant